UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2015

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 16, 2015, The Dow Chemical Company (the “Company”) announced a full redemption of each the following outstanding Dow InterNotes (the “Notes”), in the aggregate principal amount of $395,253,000.00, issued pursuant to an Indenture dated as of May 1, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee:

Notes Being Redeemed	CUSIP Number

1.55% InterNotes due 05/15/2018

1.55% InterNotes due 05/15/2018

1.60% InterNotes due 05/15/2018

1.65% InterNotes due 05/15/2018

1.85% InterNotes due 11/15/2017

1.85% InterNotes due 11/15/2017

2.10% InterNotes due 05/15/2019

2.25% InterNotes due 11/15/2016

2.25% InterNotes due 05/15/2017

2.25% InterNotes due 05/15/2017

2.25% InterNotes due 11/15/2018

2.25% InterNotes due 11/15/2018

2.30% InterNotes due 11/15/2018

2.30% InterNotes due 05/15/2019

2.30% InterNotes due 05/15/2019

2.35% InterNotes due 05/15/2017

2.35% InterNotes due 11/15/2018

2.35% InterNotes due 11/15/2019

2.35% InterNotes due 11/15/2019

2.35% InterNotes due 05/15/2020

2.40% InterNotes due 05/15/2019

2.40% InterNotes due 05/15/2020

2.45% InterNotes due 11/15/2019

2.45% InterNotes due 05/15/2020

2.45% InterNotes due 05/15/2020

2.55% InterNotes due 11/15/2019

2.55% InterNotes due 11/15/2019

2.55% InterNotes due 11/15/2019

2.80% InterNotes due 05/15/2016

2.85% InterNotes due 05/15/2016

2.85% InterNotes due 05/15/2021

2.90% InterNotes due 05/15/2016

2.95% InterNotes due 05/15/2023

3.00% InterNotes due 11/15/2021

3.00% InterNotes due 05/15/2023

3.05% InterNotes due 05/15/2019

3.05% InterNotes due 05/15/2019

3.05% InterNotes due 05/15/2021

3.05% InterNotes due 05/15/2021

3.05% InterNotes due 11/15/2022

26054LSM6

26054LSQ7

26054LST1

26054LSW4

26054LRC9

26054LRF2

26054LWW9

26054LNM1

26054LQF3

26054LQJ5

26054LUQ4

26054LUT8

26054LUZ4

26054LWQ2

26054LWT6

26054LQC0

26054LUW1

26054LRD7

26054LYT4

26054LSN4

26054LWM1

26054LSR5

26054LRG0

26054LSU8

26054LSX2

26054LYW7

26054LYZ0

26054LZC0

26054LLT8

26054LLQ4

26054LWX7

26054LLM3

26054LSP9

26054LYU1

26054LSS3

26054LQG1

26054LQK2

26054LWR0

26054LWU3

26054LRE5

3.10% InterNotes due 05/15/2019

3.10% InterNotes due 11/15/2022

3.10% InterNotes due 05/15/2023

3.15% InterNotes due 11/15/2020

3.15% InterNotes due 05/15/2021

3.15% InterNotes due 11/15/2021

3.15% InterNotes due 11/15/2021

3.15% InterNotes due 11/15/2021

3.15% InterNotes due 05/15/2023

3.25% InterNotes due 11/15/2020

3.30% InterNotes due 11/15/2020

3.35% InterNotes due 11/15/2020

3.50% InterNotes due 11/15/2018

3.55% InterNotes due 05/15/2024

3.55% InterNotes due 11/15/2024

3.60% InterNotes due 05/15/2024

3.65% InterNotes due 05/15/2022

3.65% InterNotes due 05/15/2022

3.65% InterNotes due 05/15/2024

3.65% InterNotes due 11/15/2024

3.65% InterNotes due 11/15/2024

3.70% InterNotes due 11/15/2017

3.70% InterNotes due 05/15/2024

3.70% InterNotes due 11/15/2024

3.75% InterNotes due 05/15/2022

3.80% InterNotes due 05/15/2018

3.80% InterNotes due 05/15/2018

3.85% InterNotes due 05/15/2018

3.90% InterNotes due 11/15/2023

3.95% InterNotes due 11/15/2023

4.05% InterNotes due 11/15/2023

4.10% InterNotes due 11/15/2023

4.25% InterNotes due 11/15/2021

4.45% InterNotes due 05/15/2021

4.45% InterNotes due 05/15/2021

4.50% InterNotes due 11/15/2020

4.50% InterNotes due 05/15/2021

26054LQD8

26054LRH8

26054LSV6

26054LUR2

26054LWN9

26054LYX5

26054LZA4

26054LZD8

26054LSY0

26054LUU5

26054LVA8

26054LUX9

26054LNN9

26054LWY5

26054LYV9

26054LWS8

26054LQH9

26054LQL0

26054LWP4

26054LYY3

26054LZB2

26054LKU6

26054LWV1

26054LZE6

26054LQE6

26054LLR2

26054LLU5

26054LLN1

26054LUS0

26054LUV3

26054LVB6

26054LUY7

26054LNP4

26054LLS0

26054LLV3

26054LKV4

26054LLP6

Pursuant to the terms of the Indenture and the Notes, the Notes will be redeemed in full on November 15, 2015 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount thereof, along with accrued and unpaid interest up to, but not including, the Redemption Date. The amount of regular interest that will be payable with respect to these Notes being redeemed on the Redemption Date will be calculated based upon the per annum interest rate then payable on each of these Notes, and such interest will be paid on November 16, 2015, the next business day following the Redemption Date. On the Redemption Date and upon the Company’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

Registrant

Dated: October 16, 2015

By:	/s/ Ronald C. Edmonds
Name: Ronald C. Edmonds Title: Vice President and Controller